SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): October 30, 2003

                               COMCAST CORPORATION
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             (Exact name of registrant as specified in its charter)

 Pennsylvania                        000-50093               27-0000798
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(State or other                 (Commission file           (IRS employer
jurisdiction of                      number)               identification no.)
incorporation)

             1500 Market Street, Philadelphia, PA         19102-2148
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            (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code (215) 665-1700
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Item 7(c). Exhibits

Exhibit 99.1     Comcast Corporation press release dated October 30, 2003.

Item 9.  Regulation FD Disclosure

      The following information is furnished pursuant to Item 9, "Regulation FD Disclosure," and Item 12, "Results of Operations and Financial Condition."

      On October 30, 2003, Comcast Corporation ("Comcast") issued a press release reporting the results of its operations for the three and nine months ended September 30, 2003. The press release is attached hereto as Exhibit 99.1. Comcast does not intend for this Item 9 or Exhibit 99.1 to be treated as "filed" under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

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                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 30, 2003                       COMCAST CORPORATION

                                             By: /s/ Lawrence J. Salva
                                                 ------------------------
                                                 Lawrence J. Salva
                                                 Senior Vice President and
                                                 Controller
                                                 (Principal Accounting Officer)